    As filed with the Securities and Exchange Commission on January 18, 2001



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 18, 2001
                                ----------------


                            FIRST CHARTER CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                     0-15829                   56-1355866
--------------                     -------                   ----------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

            22 Union Street North, Concord, North Carolina 28026-0228
            ---------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                 (704) 786-3300
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

              The following exhibits are filed herewith:

              Exhibit No.     Description
              -----------     -----------

              99.1 Scripts prepared for use by First Charter Corporation Executives for securities analysts meeting held on January 18, 2001, discussing fiscal year 2000 results and fiscal year 2001 outlook and other business information.

              99.2 Slide Package prepared for use with the Scripts included as Exhibit 99.1 by First Charter Corporation Executives for securities analysts meeting held on January 18, 2001, discussing fiscal year 2000 results and fiscal year 2001 outlook and other business information.

ITEM 9            REGULATION FD DISCLOSURE


         On January 18, 2001, as previously announced, First Charter Corporation held a simultaneous analyst presentation and audio webcast to discuss fiscal year 2000 results and fiscal year 2001 outlook and other business information. Scripts and corresponding slide package prepared for use by First Charter Corporation executives at this presentation were posted to First Charter Corporation's website and certain of these scripts and slides are also furnished herewith as Exhibits 99.1 and 99.2, respectively. The furnishing of these scripts and slides is not intended to constitute a representation such that furnishing is required by Regulation FD or that the materials they contain include material investor information that is not otherwise publicly available. In addition, all of the information in the presentations is presented as of January 18, 2001, and First Charter Corporation does not assume any obligation to update such information in the future.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          FIRST CHARTER CORPORATION


                                     By:  /s/ Robert O. Bratton
                                          --------------------------------
                                          Robert O. Bratton
                                          EVP and Chief Financial Officer

Dated:  January 18, 2001

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Scripts prepared for use by First Charter Corporation Executives for securities analysts meeting held on January 18, 2001, discussing fiscal year 2000 results and fiscal year 2001 outlook and other business information.

99.2 Slide Package prepared for use with the Scripts included as Exhibit 99.1 by First Charter Corporation Executives for securities analysts meeting held on January 18, 2001, discussing fiscal year 2000 results and fiscal year 2001 outlook and other business information.